CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated April 25, 2011, relating to the financial statements and financial highlights which appears in the February 28, 2011 Annual Report to Shareholders of GMO Alternative Asset Opportunity Fund, which are also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings “Financial Highlights”, “Investment Advisory and Other Services — Independent Registered Public Accounting Firm” and “Disclosure of Portfolio Holdings — Ongoing Arrangements To Make Portfolio Holdings Available” in such Registration Statement.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
June 23, 2011

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
We hereby consent to the reference to us in this Registration Statement on Form N-1A of GMO Trust relating to GMO Debt Opportunities Fund under the headings “Investment Advisory and Other Services — Independent Registered Public Accounting Firm” and “Disclosure of Portfolio Holdings — Ongoing Arrangements To Make Portfolio Holdings Available” in such Registration Statement.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
June 23, 2011

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
We hereby consent to the reference to us in this Registration Statement on Form N-1A of GMO Trust relating to GMO High Quality Short-Duration Bond Fund under the headings “Investment Advisory and Other Services — Independent Registered Public Accounting Firm” and “Disclosure of Portfolio Holdings — Ongoing Arrangements To Make Portfolio Holdings Available” in such Registration Statement.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
June 23, 2011

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated April 25, 2011, relating to the financial statements and financial highlights which appears in the February 28, 2011 Annual Report to Shareholders of GMO Special Purpose Holding Fund, which are also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings “Consolidated Financial Highlights”, “Investment Advisory and Other Services — Independent Registered Public Accounting Firm” and “Disclosure of Portfolio Holdings — Ongoing Arrangements To Make Portfolio Holdings Available” in such Registration Statement.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
June 23, 2011

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated April 25, 2011, relating to the financial statements and financial highlights which appears in the February 28, 2011 Annual Report to Shareholders of GMO Special Situations Fund, which are also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings “Financial Highlights”, “Investment Advisory and Other Services — Independent Registered Public Accounting Firm” and “Disclosure of Portfolio Holdings — Ongoing Arrangements To Make Portfolio Holdings Available” in such Registration Statement.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
June 23, 2011

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated April 25, 2011, relating to the financial statements and financial highlights which appears in the February 28, 2011 Annual Report to Shareholders of GMO World Opportunity Overlay Fund, which are also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings “Financial Highlights”, “Investment Advisory and Other Services — Independent Registered Public Accounting Firm” and “Disclosure of Portfolio Holdings — Ongoing Arrangements To Make Portfolio Holdings Available” in such Registration Statement.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
June 23, 2011